                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)
--------------------------------------------------------------------------------

  Distribution Date:  September 27, 2004

  (i)  Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)     $0.00
                                     --------------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $14,734,883.73
                                     --------------------
                                (2) ( $0.0000258         ,  per $1,000 original principal amount of the Notes)
                                     --------------------
  (ii) Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)   $0.00                    1.7262500%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $1,422,360.46            1.9162500%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $0.0000025         , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   1.1100000%
                                                                                                 ---------------------
            (2)  The Student Loan Rate was:           Not Applicable
                                                    --------------------

  (iii) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

       (a)  Distributed:   (1)  $0.00
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $ -
                                --------------------
                           (2) ( $ -                , per $1,000 original principal amount of the Notes)
                                --------------------
  (iv) Pool Balance at end of related Collection Period:           $313,507,413.22
                                                                   -------------------------

  (v)  After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $0.00
                                                                        -------------------------
            (2)  Class A-1 Note Pool Factor:              -
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $278,907,413.22
                                                                        -------------------------
            (2)  Class A-2 Note Pool Factor:             0.48896812
                                                    --------------------

  (vi) (a)  (1)  Amount of Servicing Fee for  related Collection Period:          $335,555.26
                                                                                  ---------------------
            (2)   $0.4040887         , per $1,000 original principal amount of the Notes.
                 --------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:   $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:       $0.00
                                --------------------
                                 $ -                , per $1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                  ---------------
                       $0.0036127         , per $1,000 original principal amount of the Notes
                      --------------------


  (vii)(a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      $385.29
                                                                                            ---------------------

       (b)  Delinquent Contracts                       # Disb.       %              $ Amount            %
                                                       -------       -              --------            -
            30-60 Days Delinquent                        514       1.82%           $ 6,661,825        2.36%
            61-90 Days Delinquent                        291       1.03%           $ 3,668,180        1.30%
            91-120 Days Delinquent                       132       0.47%           $ 1,881,685        0.67%
            More than 120 Days Delinquent                326       1.16%           $ 4,979,533        1.76%
            Claims Filed Awaiting Payment                 94       0.33%           $   401,677        0.14%
                                                      ------       ----            -----------        ----
               TOTAL                                  1,357        4.82%           $17,592,900        6.23%

  (viii) Amount in the Reserve Account:          $1,297,500.00
                                               --------------------

  (ix) (a)  Cumulative TERI Claims Ration as of Distribution Date    9.05%
                                                                   ----------
       (b)  TERI Trigger Event has not occurred.


                                   Page 8 of 8